UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2012

LAREDO PETROLEUM HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or	(Commission File Number)	(I.R.S. Employer Identification No.)
Organization)

15 W. Sixth Street, Suite 1800, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On April 17, 2012, Laredo Petroleum Holdings, Inc.’s (the “Company”) Chairman and Chief Executive Officer Randy A. Foutch is scheduled to present at the Independent Petroleum Association of America’s Oil and Gas Investment Symposium in New York.  The presentation that Mr. Foutch will utilize at the conference is available on the Company’s website, www.laredopetro.com, and is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

All statements in the presentation, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and the Company’s other filings with the Securities and Exchange Commission (the “Commission”) for a discussion of other risks and uncertainties.  The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item (including Exhibit 99.1) shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing.

Item 8.01.  Other Events.

This Current Report on Form 8-K is the first registration statement, periodic or other report filed by the Company with the Commission under Section 13 of the Exchange Act since the enactment of the Jumpstart Our Business Startups Act (the “JOBS Act”) and, as such, the Company is hereby notifying the Commission that pursuant to Section 107(b) of the JOBS Act, relating to the extension of time to comply with new or revised financial accounting standards provided under Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act, the Company chooses to comply with such standards to the same extent that a non-emerging growth company is required to comply with such standards.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM HOLDINGS, INC.

Date: April 16, 2012	By:	/s/ Kenneth E. Dornblaser
Kenneth E. Dornblaser
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation.